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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2001

                                    001-6926
                            (Commission File Number)
                       -----------------------------------


                                C. R. BARD, INC.
             (Exact name of registrant as specified in its charter)




         New Jersey                                          22-1454160
(State of incorporation)                                    (IRS Employer
                                                           Identification No.)



                730 Central Avenue, Murray Hill, New Jersey 07974
                    (Address of principal executive offices)

                                 (908) 277-8000
                         (Registrant's telephone number)







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         Item 5.  Other Events.

         A press release was issued August 7, 2001. The text of that release was as follows.

CONTACT: TODD C. SCHERMERHORN
                  VICE PRESIDENT AND TREASURER
                  (908) 277-8139



                   BARD SHAREHOLDERS APPROVE MERGER WITH TYCO

MURRAY HILL, NJ - (August 7, 2001) - C.R. Bard, Inc. (NYSE: BCR) announced today that its shareholders have approved the merger of Bard with a subsidiary of Tyco International Ltd. (NYSE: TYC; LSE: TYI; BSE: TYC) at a special meeting of Bard shareholders today in New York. In the merger, each share of Bard common stock will be exchanged for 1.1280 Tyco common shares.

The transaction remains subject to U.S. and foreign regulatory approval, and to certain other customary conditions. Bard and Tyco expect the transaction to close in the fourth calendar quarter of this year.

Bard (www.crbard.com), headquartered in Murray Hill, New Jersey, is a leading multinational developer, manufacturer and marketer of health care products in the fields of vascular, urology, oncology and surgical specialty products.

Tyco is the world's largest manufacturer and servicer of electrical and electronic components; the world's largest designer, manufacturer, installer and servicer of undersea telecommunications systems; the world's largest manufacturer, installer and provider of fire protection systems and electronic security services and the world's largest manufacturer of specialty valves. Tyco also holds strong leadership positions in medical device products, financing and leasing capital, plastics and adhesives. Tyco operates in more than 100 countries and had fiscal 2000 revenues of $28.9 billion.


Forward-Looking Information

This press release contains certain "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to obtain, or meet conditions imposed for, governmental approvals; and the risk that other conditions to the closing of the merger will not be satisfied. Bard undertakes no obligation to (and expressly disclaims any obligation to) update or alter these forward-looking statements, whether as a result of new information, future events or otherwise.





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                  Pursuant to the requirement of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    August 7, 2001

                                            C. R. BARD, INC.

                                            By: /S/ CHARLES P. SLACIK
                                                ---------------------
                                            Name:    Charles P. Slacik
                                            Title:   Senior Vice President and
                                                       Chief Financial Officer